UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2007

                          INFINITY CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)


               000-30999                                 16-1675285
       -----------------------------        ------------------------------------
          (Commission File Number)          (I.R.S. Employer Identification No.)
       -----------------------------        ------------------------------------


              80 Broad Street, 5th Floor, New York, New York 10004
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS                                1

SECTION 2. FINANCIAL INFORMATION                                               1

SECTION 3. SECURITIES AND TRADING MARKETS                                      1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS             1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT                                 1

SECTION 6. RESERVED                                                            1

SECTION 7. REGULATION FD                                                       1

SECTION 8. OTHER EVENTS                                                        2

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS                                   2

SIGNATURES                                                                     2




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

1.01     ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On March 30, 2007 the Company entered into a consulting services agreement with Fluid Audio Networks, Inc. ("Fluid Audio"). The term of the engagement is for 8 months beginning March 30, 2007. Fluid Audio agrees to pay the sum of $100,000 for the Financial Services, payable in the form of $15,000 cash upon execution of this agreement, plus an additional $85,000, payable in restricted common stock, utilizing the same valuation as that of the shares issued in recent reverse merger transaction by Fluid Audio.

Additionally, during the term Fluid Audio will pay 5% of all funds received for the Financial Investment, but only upon completion of each Financial Investment into Fluid Audio by, or introduced and arranged by, a party introduced by Consultant to Fluid Audio and on terms acceptable to Fluid Audio, and only in stock of Fluid Audio, valued at the investment date and on terms equal to the investor's valuations. However, in the event Fluid Audio receives a financial investment from one of the investors referenced in Exhibit "A" to the Contract (attached to this Form 8K as Exhibit 10.1) via a third party introduction (i.e. placement agent), Infinity would not be entitled to any remunerations. Fluid Audio shall endeavor to include any shares in the first registration statement filed by Fluid Audio after the date hereof in which such shares may be lawfully registered.


                        SECTION 2 - FINANCIAL INFORMATION

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD

Not Applicable.

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


                            SECTION 8 - OTHER EVENTS


8.01 OTHER EVENTS.

A civil lawsuit (#15318) was filed in the City of New York, County of New York naming Bernard Pracko, II ("Plaintiff") against Infinity Capital Group, Inc. ("Defendant") on March 28, 2007, on an unpaid promissory note.

The Plaintiff seeks judgment (i) on the first cause of action for the sum of $11,801.38 and interest which accrue until issuance of judgment herein and (ii) on the second cause of action for reasonable legal fees, costs and disbursements of this action in an amount to be determined.

The Company plans to respond and work out a settlement arrangement.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

a)       Financial Statements of Business Acquired - None
b)       Pro Forma Financial Information - None
c)       Shell Company Transactions - None
d)       Exhibits -

          10.1 - Consulting Services Agreement with Fluid Audio Networks, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                           --------------------------
                                  (Registrant)

                              Dated: April 6, 2007

                          /s/Gregory H. Laborde
                          -----------------------------
                          Gregory H. Laborde, President










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